2006

Wells Drilled	29 Gross, 20 Net
Success Rate	83% Gross, 81% Net
Recompletions/Workovers Performed	53 Gross, 41 Net
Net Acres Purchased and Negotiated	63,060
Increased Drillable Locations	+15%
Increased Production	+20%
Replaced Production	127%
Proved Reserve Additions	+18 bcf

2005 Operational Highlights

	2005	2006	2007	2008	2009
Fixed Price Swaps
PG&E - City Gate	28,500	23,760	18,860	15,600	12,975
Houston Ship Channel	16,450	14,868	12,208	10,693	9,216
Tennessee Zone 0	7,050	6,372	5,232	4,583	3,950
TOTAL	52,000	45,000	36,300	30,876	26,141
Average Price	$7.39	$7.92	$7.62	$7.30	$6.99
Collars
PG & City Gate	--	3,000	--	--	--
Houston Ship Channel	--	7,000	--	--	--
TOTAL	--	10,000	--	--	--
Average Price
Floor	--	$8.83	--	--	--
Ceiling	--	$14.00	--	--	--

Hedge Position
(Mmbtu/day)

➢
Fraudulent transfer
▪
  Representation of solvency
▪
  Market pricing structure
➢
Cured non-consent properties awaiting transfer of record title
▪
   $68 Million of purchase price retained
Calpine Bankruptcy Issues

Corporate Strategy
➢
Exploitation of existing properties.
➢
Exploration projects.
➢
Production acquisitions in core areas.
➢
Participation in third party drilling opportunities.
➢
Continued focus on operational efficiency.

Sacramento Basin 47%
$663.3MM
Gulf of Mexico 7%
$99.6MM
State Waters 1%
$17.8MM
Other Onshore 7%
$91.4MM
  Rockies 1%
$9.7MM
   Perdido 3%
$45.8MM
Lobo 34%
$471.4MM
➢
 96% gas
➢
 90% operated
➢
 10 year RLI
➢
 65% developed
Reserves = 379 Bcfe
PV10 = $1.4 Billion

(i) includes cured non-consent properties awaiting transfer of record title (20 BCFE and $73 million PV10)
(ii) SEC price deck methodology using Henry Hub cash price of $10.08/MMBtu on December 31, 2005 which nets to $8.52/MMBtu after adjustments
Proved Reserve Values
(at 12/31/05)

Reserves & Values
(at 12/31/05)
Proved
Undeveloped
133 BCFE
Proved
Developed
246 BCFE
Probable
217 BCFE
Proved
Undeveloped
$474 MM
Proved
Developed
$925 MM
Probable
$438 MM
Reserves = 596 BCFE
NPV10 = $1,837 MM
* Includes cured non-consent properties awaiting transfer of record title (20 BCFE and $73MM  PV10).

Proved & Probable Reserves
(at 12/31/05)
Uinta
Basin
DJ
Basin
San
Juan
Basin
Laredo
Houston Headquarters
Denver
Rio Vista
Sacramento Basin
Proved -162 Bcfe (43%)
Probable - 113 Bcfe (52%)
Rockies
Proved - 4 Bcfe (1%)
Probable - 30 Bcfe (14%)
South Texas Lobo
Proved -154 Bcfe (41%)
Probable - 7 Bcfe (3%)
South Texas Perdido
Proved - 11 Bcfe (3%)
Probable - 54 Bcfe (25%)
State Waters
Proved - 3 Bcfe (1%)
Probable - 3 Bcfe (1%)
Gulf of Mexico
Proved - 17 Bcfe, (4%)
Probable - 10 Bcfe (5%)
Total Proved
379 BCFE
96% Gas
Total Probable
217 BCFE
        Legend
Major Producing Areas
Major Activity Areas
Other Producing Areas
Other
Proved - 28 Bcfe (7%)
* Includes Non-Consent Properties.
Offices
Headquarters

Drillable Locations
Proved, Probable & Development
(at 12/31/05)

Sacramento Basin	128
DJ Basin	213
San Juan Basin	44
Uinta	35
Lobo	84
Perdido	48
Offshore	6
Other Onshore	9
Total	567

SYMBOL HIGHLIGHT
DRILLED WELLS 07/05 TO 12/05
CURRENTLY DRILLING
REMAINING 2006 DRILLING
2005 RECOMPLETIONS
2006 IN PROGRESS RECOMPLETIONS
2006 PROPOSED RECOMPLETIONS

Rosetta
RESOURCES

Sacramento Basin
➢
167 producing wells and over 62,000 net acres in the Rio Vista Field.
➢
Current net production is 34 mmcfe/d.
➢
143 currently shut-in or idle wells, 88 proved and probable potential drilling locations, 40 potential development drilling locations, and numerous workover and recompletion projects.
➢
Over 50 leads and prospects in the Sacramento Basin Extension have been catalogued to date, with numerous wells identified and believed to contain bypassed pay.
➢
Began a drilling program in early November 2005, drilled 7 wells, all successful. Will drill an additional 33 wells in 2006.
➢
2 drilling rigs active in field.
➢
One completion rig currently working on Rosetta properties in the Rio Vista Field area, has performed 14 recompletions since June 30,
2005.

Rio Vista & Sac Valley Extension Leasehold

Rio Vista Stratigraphic Column
Gas Zones
TERTIARY
CRETACEOUS
MIO.-PLIO-PLEIST.
OLIG.
EOCENE
PALEOCENE
UPPER
UNDIFFERENTIATED NON MARINE
SIDNEY
NORTONVILLE
EMIGH
CAPAY
HAMILTON
ANDERSON
MARTINEZ
McCORMICK
STARKEY
PETERSEN
WINTERS

Daterding 7
Welch 17
RVGU 240
Wilcox 13
PA 54
Wilcox 12
RVGU 263
= gas pay

Rosetta RESOURCES

Rio Vista Wells
(Nov. 2005- March 2006)

S. Callaghan Ranch
Schwarz Rottersman
Corazon Ranch
➢
We have approximately 60,000  net acres and 81 square miles of 3D seismic.  We have recently added a very prospective 4,500 net acre position in the heart of the Lobo play.
➢
220 active operated and 100 non-operated wells.
➢
Current net production is 21 MMCFE/Day.
➢
Identified drilling locations: 77 proved plus 7 additional development.
➢
Plan to drill 15 wells in 2006.
Webb
South Texas
Lobo

Perdido
South Texas
Perdido
1.
We own a 50% non-operated working interest in approximately 20,000 acres in the Perdido Sand
Trend.
2.
Horizontal drilling has been very successful in developing these sands at 9,500 to 12,000 feet.
3.
We currently have 27 producing wells of which 7 are horizontal.
4.
Last three horizontal wells are averaging a total of 27 mmcfe/d gross.
5.
Current net production is 14 mmcfe/d.
6.
All future 48 locations will be horizontal.
7.
10 wells planned for 2006.
Webb

Main Pass Block 118
GULF OF MEXICO

Rosetta
RESOURCES

Gulf of Mexico Activity Areas
➢
Working interest in 11 blocks ranging from 20% to 100% (NRI of 15% - 79%).
➢
Current net production is 12 MMCFE/Day from 9 producing wells.
➢
26,000 net acres under lease.
➢
A recent discovery at Main Pass 118 tested 12.4 MMCF/Day and 512 BBLS/Day.
➢
An additional adjacent prospect (much larger amplitude) on MP 117 is currently drilling. Rosetta’s W.I. = 25%.
                  Location

New Discovery                     Current Producer

➢
DJ Basin
•
Producing formation – Niobrara chalk at 2,500 feet.
•
Company owns 52,000 net acres in this shallow gas play.
•
Expect to drill approx. 213 additional locations on our existing leases and leases under negotiations with 70 planned in 2006.
•
This 3D supported play has been approved for 40 acre spacing.
•
Drilling and completion cost per well is $200,000.
➢
San Juan Basin
•
7,440 net acres with Fruitland Coal potential at 1,600 feet.
•
Company has identified 44 drillable development locations.
•
Drilling and completion costs of $250,000 per well.
➢
Uinta Basin
•
We are actively pursuing an emerging Mesa Verde and Wasatch basin-centered gas play in Eastern Utah, 6500-7500 ft. depths.
•
The Company has 2,800 net
 acres under lease in the
 Uinta Basin.
•
35 drillable locations
 (4 probable).
Uinta Basin
DJ Basin
     Rosetta
Leases
San Juan Basin
Rocky Mountains

➢ Well Activity
• Drill	188 Wells
• Recompletions/Workovers	68 Wells
➢ Avg. Production	120 MMCFE/Day
➢ Capital Expenditures	$199 MM
2006 Goals

	Current	2nd Half of 2006

Sacramento Basin	2	2
DJ Basin	1	1
LOBO Trend	1	2
Perdido	1	1
Texas State Waters	1	1
Gulf of Mexico	1	2
Total	7	9

Rig Activity

2006 Operations with
Potential Major Impact
➢
Sacramento Basin
•
30 well shallow program for 2006 (7 for 7 to date).
•
3 deeper wells.
➢
Perdido, South Texas
•
Last 3 wells still producing 27 mmcfe/d gross.
•
10 well 2006 program.
➢
LOBO
•
2 rigs in second half.
•
15 well program in 2006.
➢
GOM & State Waters
•
Main Pass 118 discovery, should be on production by mid-summer, tested
15 mmcfe/d.
•
Offset well, Main Pass 117 currently drilling.
➢
Rockies
•
102 well drilling program, low risk, long lived reserve growth.

This presentation has been prepared by Rosetta Resources Inc. “Rosetta”  and includes information from other sources believed by Rosetta to be reliable. This presentation speaks only as of the date hereof, and Rosetta disclaims any obligation to update the information provided herein. No representation or warranty, expressed or implied, is made to the accuracy or completeness of the information set forth herein.
THIS IS NOT AN OFFER TO SELL OR A SOLICITATION TO PURCHASE SECURITIES OF ROSETTA RESOURCES INC.
THIS PRESENTATION IS INTENDED FOR INFORMATIONAL PURPOSES ONLY.
This presentation contains statements, estimates and projections that may reflect various assumptions made by Rosetta which may or may not prove to be correct. Statements that address performance, developments or events that are expected to occur in the future (including statements related to earnings, capital expenditures and operating results) are forward-looking statements. The forward-looking statements provided herein are based on the current belief of Rosetta based on currently available information, as to the outcome and timing of future events. Rosetta cautions that its future natural gas and liquids production, revenues and expenses and other forward-looking statements are subject to all of the risks and uncertainties normally incident to the exploration for and development and production and sale of oil and gas. These risks include, but are not limited to, price volatility, inflation or lack of availability of goods and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating future oil and gas production or reserves, and other risks as describer in documents filed by Rosetta with the SEC.  Any of these factors could cause the actual results and plans of Rosetta to differ materially from those in the forward-looking statements.
Disclaimer

The guidance estimates set forth herein contain assumptions that Rosetta believes are reasonable. These estimates are based on information that is available as of the date of this presentation. Rosetta is not undertaking any obligation to update these estimates as conditions change or as additional information becomes available. There can be no assurance that any of the guidance estimates can or will be achieved.
The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Rosetta uses the terms “probable,” “possible” and “non proved” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit it from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.
Disclaimer

2006